UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2006
CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3160 Porter Drive, Palo Alto, California 94304

(Address of principal executive offices, including zip code)
(650) 843-2800

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On July 25, 2006, Connetics Corporation, or the “Company”, issued a press release announcing it had completed and filed with the U.S. Securities and Exchange Commission an amended Annual Report on Form 10-K/A for the year ended December 31, 2005, including prior period restatements for 2001 to 2005, and its Quarterly Report on Form 10-Q for the three months ended March 31, 2006.
The press release also reports the Company’s results for the quarter ended March 31, 2006.
A copy of the July 25, 2006 press release is attached as Exhibit 99.1 to this report.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On July 25, 2006, in the same press release referenced above, Connetics provided an update on the pending delisting of its common stock. As previously announced on May 19, 2006, due to the delay in filing its Form 10-Q for the period ended March 31, 2006, Connetics received a Nasdaq Staff Determination Notice from the Nasdaq Stock Market Listing Qualifications Department indicating that Connetics’ common stock was subject to delisting pursuant to Nasdaq Marketplace Rule 4310(c)(14). Subsequently, Connetics requested and participated in a hearing before the Nasdaq Listing Qualifications Panel, thereby automatically deferring the delisting of Connetics’ common stock pending the Panel’s review and determination.
With the filing of the Form 10-Q for the quarter ended March 31, 2006, and the Annual Report on Form 10-K/A for 2005, management believes the Company is now in compliance with Nasdaq Marketplace Rule 4310(c)(14).
Item 7.01 Regulation FD Disclosure.
On July 25, 2006, in the same press release referenced above, Connetics announced it had cured the previously disclosed default under the indentures governing its 2.25% Convertible Senior Notes due 2008 (the “2008 Notes”) and 2.00% Convertible Senior Notes due 2015 (the “2015 Notes”). While Connetics received the requisite consents to amend the indenture governing the 2008 Notes, the Company will not be required to make any additional payments to the noteholders under the terms of that consent. In addition, because Connetics met the filing deadline of July 25, 2006, the 2015 noteholders will not have the right to accelerate the 2015 Notes under their indenture.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

The following exhibit is furnished herewith:

99.1	Press Release, dated July 25, 2006*

*	Exhibit 99.1 is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Katrina J. Church
Katrina J. Church
Executive Vice President, Legal Affairs General Counsel and Secretary

Date: July 25, 2006

EXHIBIT INDEX

Exhibit No.	Description

The following exhibit is furnished herewith:

99.1	Press Release, dated July 25, 2006*

*	Exhibit 99.1 is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.